EXHIBIT 99.1

Signature Pages

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: February 12, 2025

KKR DREAM HOLDINGS LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR DREAM AGGREGATOR L.P.

By:	KKR Dream Aggregator GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR DREAM AGGREGATOR GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS FUND XII (DREAM) L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES AMERICAS XII AIV L.P.

By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII AIV GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR WOLVERINE I LTD.

By: KKR Financial Management LLC, its portfolio manager

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR FINANCIAL MANAGEMENT LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KOHLBERG KRAVIS ROBERTS & CO. L.P.

By: KKR & Co. GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR & CO. GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR HOLDCO LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR TFO PARTNERS L.P.

By:	KKR Associates TFO L.P., its general partner
By:	KKR TFO GP Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jeffrey Van Horn, Vice President

KKR ASSOCIATES TFO L.P.

By: KKR TFO GP Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jeffrey Van Horn, Vice President

KKR TFO GP LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jeffrey Van Horn, Vice President

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By:	KKR Associates Custom Equity Opportunities L.P., its general partner
By:	KKR Custom Equity Opportunities Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES CUSTOM EQUITY OPPORTUNITIES L.P.

By:	KKR Custom Equity Opportunities Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR CUSTOM EQUITY OPPORTUNITIES LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR-MILTON STRATEGIC PARTNERS L.P.

By:	KKR Associates Milton Strategic L.P., its general partner
By:	KKR Milton Strategic Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES MILTON STRATEGIC L.P.

By: KKR Milton Strategic Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR MILTON STRATEGIC LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR NGT (DREAM) BLOCKER PARENT L.P.

By:	KKR Associates NGT L.P., its general partner
By:	KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By:	KKR Associates NGT L.P., its general partner
By:	KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES NGT L.P.

By: KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR NEXT GEN TECH GROWTH LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME AG FINANCING LP

By: K-PRIME Hedge-Finance GP Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME HEDGE-FINANCE GP LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME AGGREGATOR L.P.

By: K-PRIME GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES GROUP L.P.

By: KKR Associates Group GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR ASSOCIATES GROUP GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP PARTNERSHIP L.P.

By: KKR Group Holdings Corp., its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP HOLDINGS CORP.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR & CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR MANAGEMENT LLP

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

HENRY R. KRAVIS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact